Exhibit 10.28
AMENDMENT NO. 2
This Amendment No. 2 (this “Agreement”) to the Credit Agreement (as defined below) is dated as of November 10, 2023, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), the Lenders party hereto and CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent.
WHEREAS, PMI, the Lenders and the Facility Agent are parties to that certain Term Loan Credit Agreement, dated as of June 23, 2022 (as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of September 2, 2022, and as further amended or modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, PMI, the Lenders party hereto and Facility Agent desire to amend certain provisions under the Credit Agreement.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Credit Agreement.
2.Amendment to Credit Agreement. Section 9.7(a)(i) of the Credit Agreement is amended and restated in its entirety as follows:
    “each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under one or more Tranches under this Agreement;”
3.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other related documents or for any purpose except as expressly set forth herein.
4.Condition Precedent. This Agreement shall become effective on and as of the first date this Agreement shall have been duly executed and delivered by PMI, the Required Lenders and the Facility Agent.
5.Headings. Section headings included herein are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
6.Binding Effect. This Agreement shall be binding upon and inure to the benefit of PMI, the Facility Agent and each Lender party hereto, and each of their respective successors and assigns.

7.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
8.Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .PDF format or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHILIP MORRIS INTERNATIONAL INC.
By:	/s/ FRANK DE ROOIJ
Name: Frank de Rooij
Title: Vice President Treasury and Corporate Finance

[Signature Page to Term Loan Amendment No. 2]

CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent
By:	/s/ HENRIK S. SLOTSAA
Name: Henrik S. Slotsaa
Title: Vice President

CITIBANK N.A., as Facility Agent
By:
Name:
Title:

[Signature Page to Term Loan Amendment No. 2]

CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent
By:
Name:
Title:

CITIBANK, N.A., as Lender
By:	/s/ CARYN BELL
Name: Caryn Bell Title: Managing Director

[Signature Page to Term Loan Amendment No. 2]

BANK OF AMERICA, N.A., LONDON BRANCH, as Lender
By:	/s/ DEFNE GABAY
Name: Defne Gabay Title: Vice President

[Signature Page to Term Loan Amendment No. 2]

MIZUHO BANK, LTD., as Lender
By:	/s/ TRACY RAHN
Name: Tracy Rahn Title: Executive Director

[Signature Page to Term Loan Amendment No. 2]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender
By:	/s/ CARA YOUNGER
Name: Cara Younger Title: Managing Director
By:	/s/ ARMEN SEMIZIAN
Name: Armen Semizian Title: Managing Director

[Signature Page to Term Loan Amendment No. 2]

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ HARUHISA OKAMOTO
Name: Haruhisa Okamoto Title: Managing Director
By:	/s/ PHILIP MENDRZYK
Name: Philip Mendrzyk Title: Managing Director

[Signature Page to Term Loan Amendment No. 2]

WELLS FARGO BANK, N.A., LONDON BRANCH, as Lender
By:	/s/ JONATHAN CHILDS
Name: Jonathan Childs Title: Director

[Signature Page to Term Loan Amendment No. 2]

CREDIT SUISSE AG, NEW YORK BRANCH, as Lender
By:	/s/ VIPUL DHADDA
Name: Vipul Dhadda Title: Authorized Signatory
By:	/s/ HEESU SIN
Name: Heesu Sin Title: Authorized Signatory

CREDIT SUISSE (SWITZERLAND) LTD., as Lender
By:	/s/ URSULA SCHWARZENBERGER
Name: Ursula Schwarzenberger Title: Authorized Signatory
By:	/s/ CHRISTOPH BISCHOFBERGER
Name: Christoph Bischofberger Title: Authorized Signatory

[Signature Page to Term Loan Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ MING K. CHU
Name: Ming K. Chu Title: Director
By:	/s/ ALISON LUGO
Name: Alison Lugo Title: Vice President

[Signature Page to Term Loan Amendment No. 2]

BARCLAYS BANK PLC, as Lender
By:	/s/ CHRIS BICHENO
Name: Chris Bicheno Title: Vice President

[Signature Page to Term Loan Amendment No. 2]

HSBC CONTINENTAL EUROPE, as Lender
By:	/s/ ERIC BEAUTHEAC
Name: Eric Beautheac Title: Director Head of Multinationals France HSBC Continental Europe
By:	/s/ GOEFFROY DE TREDERN
Name: Goeffroy de Tredern Title: Vice President Multinationals Coverage HSBC Continental Europe

HSBC BANK PLC, as Lender
By:
Name: Title:

[Signature Page to Term Loan Amendment No. 2]

HSBC CONTINENTAL EUROPE, as Lender
By:
Name: Title:
By:
Name: Title:

HSBC BANK PLC, as Lender
By:	/s/ ROD STOYLE
Name: Rod Stoyle Title: Vice President

[Signature Page to Term Loan Amendment No. 2]

BANCO SANTANDER, S.A., as Lender
By:	/s/ ALVARO DEL VILLAR RUBIN
Name: Alvaro del Villar Rubin Title: Authorized Signature
By:	/s/ FERNANDO MUNOZ GARCIA
Name: Fernando Munoz Garcia Title:

[Signature Page to Term Loan Amendment No. 2]

COMMERZBANK AG, NEW YORK BRANCH, as Lender
By:	/s/ PEDRO BELL
Name: Pedro Bell Title: Managing Director
By:	/s/ ROBERT SULLIVAN
Name: Robert Sullivan Title: Vice President

[Signature Page to Term Loan Amendment No. 2]

STANDARD CHARTERED BANK, as Lender
By:	/s/ A.W. MCALISTER
Name: A.W. McAlister Title: Head UK Corporates

[Signature Page to Term Loan Amendment No. 2]

MUFG BANK, LTD., as Lender
By:	/s/ SIMON LELLO
Name: Simon Lello Title: Managing Director, Co-head of UKI Coverage

[Signature Page to Term Loan Amendment No. 2]

BANK OF CHINA (EUROPE) S.A., as Lender
By:	/s/ ZHAO YI
Name: Zhao Yi Title: Assistant General Manager

[Signature Page to Term Loan Amendment No. 2]

BANKINTER S.A., as Lender
By:	/s/ AMAYA RUANO
Name: Amaya Ruano Title:
By:	/s/ JOSE M. RODRIGUEZ
Name: Jose M. Rodriguez

[Signature Page to Term Loan Amendment No. 2]